QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.9

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (hereinafter, this "First Amendment") is executed this 8th day of November, 2001, by and among BANCTEC, INC., a Delaware corporation, ("Borrower"), the financial institution(s) listed on the signature pages hereof, and their respective successors and Eligible Assignees (each individually as "Lender" and collectively "Lenders") and HELLER FINANCIAL, INC., a Delaware corporation ("Heller"), for itself as Lender and as Agent, to be effective as of the respective date hereinafter specified.

RECITALS

        WHEREAS, Borrower and Heller are parties to that certain Loan and Security Agreement, dated as of May 30, 2001, (as amended or otherwise modified in writing, the "Loan Agreement"); and

        WHEREAS, Borrower and Heller desire to amend the Loan Agreement in the manner, and subject to the terms and conditions, provided below.

        NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I
DEFINITIONS

        1.01 Capitalized terms used in this First Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement, as amended hereby.

ARTICLE II
AMENDMENTS TO LOAN AGREEMENT; OTHER AGREEMENTS

        2.01 Amendment to Section 2.1(B) of the Loan Agreement. Effective as of the date hereof, the second sentence of Section 2.1(B) of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following sentence therefor:

          "The aggregate amount of the Revolving Loan Commitment shall not exceed at any time $60,000,000.00."

        2.02 Amendment to Section 2.1(H)(1) of the Loan Agreement. Effective as of the date hereof, the reference to "$5,000,000.00" contained in Section 2.1(H)(1) of the Loan Agreement is hereby deleted and "$20,000,000.00" is substituted in lieu thereof.

        2.03 Amendment to Section 5.10 of the Loan Agreement. Effective as of the date hereof, Section 5.10 of the Loan Agreement is hereby deleted in its entirety.

        2.04 Amendment to Section 5.12 of the Loan Agreement. Effective as of the date hereof, Section 5.12 of the Loan Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

        "Subject to the satisfaction of the following conditions in a manner reasonably satisfactory to Agent, upon the request of Borrower (which request may only be made if no Default or Event of Default is at such time in existence), BancTec (Canada), Inc. shall be included as a "co-borrower" under this Agreement and the Accounts and Inventory of BancTec (Canada), Inc. shall become eligible for consideration as components of the Borrowing Base:

          (A)  Agent shall have completed all due diligence and analysis (including audits and field examinations) deemed necessary by Agent in its credit judgment as to the applicability and appropriateness of such Inventory and Accounts as possible components of the Borrowing Base and the results of such due diligence and analysis shall be satisfactory to Agent, and Agent shall have completed all due diligence and analysis regarding BancTec (Canada), Inc. deemed reasonably necessary by Agent and the results of such due diligence and analysis shall be reasonably satisfactory to Agent.

          (B)  Agent, Borrower and BancTec (Canada), Inc. shall have agreed upon (i) the criteria for eligibility of such Accounts and Inventory as components of the Borrowing Base (which eligibility shall be subject to the overall limitation that such eligible Accounts and such eligible Inventory are such Accounts and Inventory that Agent, in its reasonable credit judgment, deems to be eligible for borrowing purposes), (ii) the terms upon which BancTec (Canada), Inc. will become a "co-borrower," (iii) all reporting regarding such Accounts and Inventory, the collection of such Accounts, and the other material administration procedures and provisions relating to such Accounts and Inventory, and (iv) such other procedures and agreements as to such Accounts and Inventory typically required by an asset-based lender in this type of credit facility.

          (C)  Agent shall have received all executed and issued documentation (in form and substance satisfactory to Agent) necessary, in the judgment of Agent, to grant Agent, for the benefit of Lenders, as security for the Obligations of BancTec (Canada), Inc., a perfected first priority Lien in the Accounts and Inventory of BancTec (Canada), Inc., and in such other property of BancTec (Canada), Inc. as shall be required by Agent, provided that the amount of the Obligations secured by such collateral shall be limited to the extent necessary, if at all, to avoid conflict with the Unsecured Senior Notes Indenture.

          (D)  Agent shall have received all executed and issued documentation (in form and substance satisfactory to Agent) necessary, in the judgment of Agent, to make BancTec (Canada), Inc. a "co-borrower" under this Agreement.

          (E)  Borrower shall be responsible for the payment of all fees and expenses (including the fees and expenses of Agent and counsel to Agent) relating to making BancTec (Canada), Inc. a co-borrower" under this Agreement, including, without limitation, the effectuation of the above-described conditions precedent."

        2.05 Amendment to Section 5.13 of the Loan Agreement. Effective as of June 30, 2001, Section 5.13 is hereby amended by deleting the reference to "the thirtieth (30th) day after the Closing Date" contained therein and substituting in lieu thereof "November 30, 2001".

        2.06 Amendment to Section 5.14 of the Loan Agreement. Effective as of June 30, 2001, Section 5.14 is hereby amended by deleting the reference to "the sixtieth (60th) day after the Closing Date" contained therein and substituting in lieu thereof "July 31, 2001".

        2.07 Amendment to Section 5.15 of the Loan Agreement. Effective as of June 30, 2001, Section 5.15 is hereby amended by deleting the reference to "the thirtieth (30th) day after the Closing Date" contained therein and substituting in lieu thereof "November 30, 2001".

        2.08 Amendment to Schedule 7.1 of the Loan Agreement. Effective as of May 30, 2001, Schedule 7.1 to the Loan Agreement is hereby amended by deleting the reference to the dollar amount, "$12,955,000" and substituting therefor the dollar amount "$33,220,000."

        2.09 Amendment to the Signature Page of the Loan Agreement. Effective as of the date hereof, the signature page of the Loan Agreement is hereby amended such that the reference to the dollar amount of the Revolving Loan Commitment thereon shall be "$60,000,000.00".

ARTICLE III
CONDITIONS PRECEDENT

        3.01 Conditions to Effectiveness. Notwithstanding anything herein to the contrary, the effectiveness of this First Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Heller:

          (a)   Heller shall have received, in form and substance satisfactory to Heller and duly executed by Borrower, (i) this First Amendment and (ii) such additional documents, instruments and information as Heller or its legal counsel, Patton Boggs LLP, may request; and

          (b)   All corporate proceedings taken in connection with the transactions contemplated by this First Amendment and the agreements described in clause (a) above and all documents, instruments and other legal matters incident thereto shall be satisfactory to Heller and its legal counsel, Patton Boggs LLP.

ARTICLE IV
NO WAIVER

        4.01 Except as set forth herein, nothing contained herein shall be construed as a waiver by Agent or any Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this First Amendment, or of any other contract or instrument between Borrower, Agent and/or any Lender, and Agent's or any Lender's failure at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent and/or any Lender to thereafter demand strict compliance therewith. Agent and Lenders hereby reserve all rights granted under the Loan Agreement, the other Loan Documents, this First Amendment and any other contract or instrument between Borrower, Agent and/or any Lender.

ARTICLE V
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

        5.01 Ratifications. The terms and provisions set forth in this First Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and except as expressly modified and superseded by this First Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Agent and Lenders agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

        5.02 Representations and Warranties. Borrower hereby represents and warrants to Agent that (a) the execution, delivery and performance of this First Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Event of Default or Default under the Loan Agreement has occurred and is continuing, unless such Event of Default or Default has been specifically waived in writing by Lender; and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

ARTICLE VI
MISCELLANEOUS PROVISIONS

        6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this First Amendment, shall survive the execution and delivery of this First Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent or any Lender to rely upon them.

        6.02 Reference to Loan Agreement. Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

        6.03 Expenses of Agent. As provided in the Loan Agreement, Borrower agrees to promptly pay all fees, costs and expenses incurred by Agent (including attorneys' fees and expenses, the allocated cash of Agent's internal legal staff and fees of environmental consultants, accountants and other professionals retained by Agent) incurred in connection with the review, negotiation, preparation, documentation and execution of this First Amendment.

        6.04 Severability. Any provision of this First Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this First Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        6.05 Agent, Successors and Assigns. This First Amendment is binding upon and shall inure to the benefit of Agent and Lenders and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lenders.

        6.06 Counterparts. This First Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

        6.07 Effect of Waiver. No consent or waiver, express or implied, by Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

        6.08 Headings. The headings, captions, and arrangements used in this First Amendment are for convenience only and shall not affect the interpretation of this First Amendment.

        6.09 Applicable Law. THIS FIRST AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

        6.10 Final Agreement. THE LOAN DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS FIRST AMENDMENT IS EXECUTED. THE LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS FIRST AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER, LENDERS AND AGENT.

[The Remainder of this Page Intentionally Left Blank]

        IN WITNESS WHEREOF, this First Amendment to Loan and Security Agreement has been duly executed as of the date first written above.

BANCTEC, INC. as Borrower
By:
Name:
Title:
HELLER FINANCIAL, INC., as Agent and as a Lender
By:
Name:
Title:

QuickLinks

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
RECITALS
ARTICLE I DEFINITIONS
ARTICLE II AMENDMENTS TO LOAN AGREEMENT; OTHER AGREEMENTS
ARTICLE III CONDITIONS PRECEDENT
ARTICLE IV NO WAIVER
ARTICLE V RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
ARTICLE VI MISCELLANEOUS PROVISIONS